                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                              __________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: March 24, 1999
                Date of Earliest Event Reported: March 23, 1999

                                PRIMESTAR, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

                000-23883                           84-1441684
          (Commission File Number)    (I.R.S. Employer Identification No.)


                         8085 South Chester, Suite 300
                           Englewood, Colorado 80112
         (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code: (303) 712-4600
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Item 5.  Other Events.
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          On March 23, 1999, PRIMESTAR, Inc. (the "Company") further extended its tender offer and related consent solicitation (the "Offer") for its 12-1/4% Senior Subordinated Discount Notes due 2007 (the "Discount Notes"), of which there are $275 million in aggregate principal amount at maturity outstanding, and its 10-7/8% Senior Subordinated Notes due 2007 (the "Subordinate Notes" and, together with the Discount Notes, the "Notes"), of which there are $200 million in aggregate principal amount outstanding.

          The new expiration date for the tender offer and consent solicitation is 5:00 p.m., New York City time, on Thursday, March 25, 1999 unless further extended or abandoned.

          This Current Report on Form 8-K is qualified in its entirety by (i) the text of the Company's press release, dated March 23, 1999, informing the holders of such extension, which is filed as an exhibit hereto, (ii) the text of the Company's press releases, dated March 16, 1999 and March 2, 1999, informing the holders of prior extensions and (iii) the Offer to Purchase, dated February 1, 1999, and related materials relating to the tender offer and the consent solicitation, which were filed as an exhibit to the Company's Current Report on Form 8-K filed on February 3, 1999.

Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits.

4.1 Indenture between TCI Satellite Entertainment, Inc., as issuer ("TSAT"), and The Bank of New York, as trustee (the "Trustee"), dated as of February 20, 1997, governing the 12-1/4% Senior Subordinated Discount Notes (the "Original Discount Indenture")/1/

4.2 Amendment and Supplement to the Original Discount Indenture, dated as of April 1, 1998, pursuant to which the Registrant assumed TSAT's obligations under the Original Discount Indenture/2/

----------------------
/1/ Incorporated herein by reference from TSAT's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (Commission File No. 0-21317).

/2/ Incorporated herein by reference from TSAT's Registration Statement on Form S-4/A (Registration Number 333-25001), filed with the Commission on February 13, 1998, as declared effective by the Commission on February 17, 1998. Only the form of such Amendment and Supplemental Indenture was filed.

                                       1
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4.3  Indenture between TSAT and the Trustee, dated as of February 20, 1997, governing the 10-7/8% Senior Subordinated Notes (the "Original Coupon Indenture")/1/

4.4 Amendment and Supplement to the Original Indenture, dated as of April 1, 1998, pursuant to which the Registrant assumed TSAT's obligations under the Original Coupon Indenture/2/

99.1 Registrant's Current Report on Form 8-K, dated February 3, 1999/3/

99.2 Press Release, dated March 2, 1999/4/

99.3 Press Release, dated March 16, 1999/5/

99.4 Press Release, dated March 23, 1999

----------------------
/3/ Incorporated herein by reference to the Registrant's Current Report on Form
    8-K, dated February 3, 1999.
/4/ Incorporated herein by reference to the Registrant's Current Report on From
    8-K, dated March 2, 1999.
/5/ Incorporated herein by reference to the Registrant's Current Report on Form
    8-K, dated March 16, 1999.

                                       2
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                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 1999
                                    PRIMESTAR, INC.


                                    By:/s/ Kenneth G. Carroll
                                       ----------------------
                                       Kenneth G. Carroll
                                       Senior Vice President and
                                       Chief Financial Officer

                                       3
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                                 Exhibit Index
                                 -------------

4.1 Indenture between TCI Satellite Entertainment, Inc., as issuer ("TSAT"), and The Bank of New York, as trustee (the "Trustee"), dated as of February 20, 1997, governing the 12-1/4% Senior Subordinated Discount Notes (the "Original Discount Indenture")/1/

4.2 Amendment and Supplement to the Original Discount Indenture, dated as of April 1, 1998, pursuant to which the Registrant assumed TSAT's obligations under the Original Discount Indenture/2/

4.3 Indenture between TSAT and the Trustee, dated as of February 20, 1997, governing the 10-7/8% Senior Subordinated Notes (the "Original Coupon Indenture")/1/

4.4 Amendment and Supplement to the Original Indenture, dated as of April 1, 1998, pursuant to which the Registrant assumed TSAT's obligations under the Original Coupon Indenture/2/

99.1 Registrant's Current Report on Form 8-K, dated February 3, 1999/3/

99.2 Press Release, dated March 2, 1999/4/

99.3 Press Release, dated March 16, 1999/5/

99.4 Press Release, dated March 23, 1999

-------------------------
/1/ Incorporated herein by reference from TSAT's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (Commission File No. 0-21317).
/2/ Incorporated herein by reference from TSAT's Registration Statement on Form
    S-4/A (Registration Number 333-25001), filed with the Commission on February 13, 1998, as declared effective by the Commission on February 17, 1998. Only the form of such Amendment and Supplemental Indenture was filed.
/3/ Incorporated herein by reference to the Registrant's Current Report on Form
    8-K, dated February 3, 1999.
/4/ Incorporated herein by reference to the Registrant's Current Report on From
    8-K, dated March 2, 1999.
/5/ Incorporated herein by reference to the Registrant's Current Report on Form
    8-K, dated March 16, 1999.